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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 22, 2004
                                ----------------
                Date of Report (Date of earliest event reported)


                        Endurance Specialty Holdings Ltd.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


            Bermuda                       1-31599                 98-032908
            -------                       -------                 ---------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


           Wellesley House, 90 Pitts Bay Road, Hamilton HM 08, Bermuda
           -----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (441) 278-0440
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure

         On January 22, 2004, Endurance Specialty Holdings Ltd. issued a press release pursuant to Rule 135 of the Securities Act of 1933 announcing that it had received notice of exercise of the demand registration rights of certain of its founding shareholders under the terms of the Registration Rights Agreement between the Company and its founding shareholders. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition

         On January 22, 2004, Endurance Specialty Holdings Ltd. issued a press release reporting its results for the quarter ended December 31, 2003. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. In addition, a copy of the Endurance Specialty Holdings Ltd. Investor Financial Supplement for the quarter ended December 31, 2003 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

         In accordance with general instruction B.6 of Form 8-K, the information in this Item 12, including exhibits, furnished pursuant to this Item 12 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 23, 2004



                                            By: /s/ John V. Del Col
                                               -------------------------------
                                            Name: John V. Del Col
                                            Title: General Counsel & Secretary
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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

   99.1         Demand Registration Press Release, dated January 22, 2004
   99.2         Fourth Quarter Results of Operations Press Release, dated
                January 22, 2004
   99.3         Investor Financial Supplement for the quarter ended December 31,
                2003